UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 04/30

Date of reporting period: 04/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Toreador Core Fund

ANNUAL REPORT

April 30, 2013

Fund Adviser:

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

Toll Free (800) 343-5902

For the year ended April 30, 2013, the retail shares returned 17.37% and the institutional shares returned 17.69% versus 17.17% for the Russell 1000. During the year we began to realize the fruits of the position we established in the financial sector last year, which we discussed in our letter last year. We believed financials in general and the larger financial institutions in particular were significantly under-valued, and this year the market seemed to agree with us, as Bank of America, our largest holding, contributed over 600 bps to the Fund’s performance. This was offset by poor performance of the material and consumer discretionary sectors, which contributed approximately 400 basis points of under-performance relative to our benchmark.

At the expense of sounding like a broken record, our strategy consists of:

1.	Buying companies trading below our estimate of their intrinsic value;
2.	Avoiding wealth destroying management teams, and
3.	Investing across a broad range of economic sectors.

We continue to remain confident that such an approach can lead to superior and sustainable returns that should achieve our goal of beating the total returns of the Russell 1000 index over time.

That said, the current global investing environment continues to be very challenging. It seems as if the same worries apply now as this time last year – Europe and China. Last year it was Greece, this year Cyprus has represented Europe as the fly in the global economic recovery ointment. Similarly, the leadership transition in China continues to create uncertainty about its future growth rate. With such uncertainty, we find comfort in our ability to rigorously convert alternative scenarios into estimates of intrinsic value to make panic-free decisions amidst volatile market conditions. For example, we remained true to our thesis that companies with riskier cash flows represented the best investment class of equities during the last year – while the financial talking heads continuously preached owning high dividend yield stocks. Our work identified that such stocks were over-valued, and likely to deliver sub-par intermediate to long term results. Accordingly we have under-represented them in the portfolio, and our performance benefited from the decision.

We consistently look to own 60 to 70 companies in the Fund, with concentrations in particular companies depending on the opportunity we estimate for future returns. Currently, we have a particularly heavy concentration in the finance sector. The Fund is approximately 34% invested in financial firms, relative to a 16% weight in the Russell 1000. As mentioned earlier, Bank of America is our largest fund holding, and MetLife, Inc. is the Fund’s second largest holding. We believe these firms and our other financial holdings offer superior long-term returns, though they continue to carry near term headline risk. A recent theme that we have begun exploiting is the excessive pessimism in the large-cap technology sector. Our research indicates many stocks in the sector are trading well below their intrinsic value and we anticipate increasing our exposure to that area in the months ahead.

The top contributors to Fund were: Bank of America, Morgan Stanley, Tesoro, Marathon Petroleum, and Citicorp. The bottom contributors to the Fund’s performance were: Alpha Natural Resources, Newmont Mining, Gold Corp, Dell and WMS Industries.

From a sector perspective, Financials and Healthcare accounted for most of the Fund’s slight outperformance relative to the Russell 1000. We believe our approach of patiently waiting for stocks to trade at prices that represent superior upside investments, will be a superior long-term approach to creating value for our investors.

From time to time the Fund will employ the use of options if the managers feel such a purchase is advantageous for the Fund’s shareholders. In 2013, the Fund wrote covered calls and purchased calls on a handful of positions during the year. The net impact of such transactions did not significantly affect the Fund’s performance during the year. Options are non-core aspect of the Fund’s strategy.

Thank you for your continued trust and investment in our Fund.

Performance Results (Unaudited)

Total Return* (For the period ended April 30, 2013)
		Average Annual Returns
	One Year	Five Years	Since Inception (June 2, 2006)
Toreador Core Fund – Retail Class	17.37%	4.43%	3.65%
Russell 1000® Index**	17.17%	5.49%	5.62%
Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 31, 2012, were 1.66% of average net assets (1.21% after fee waivers/expense reimbursements by the Adviser). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2013, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Total Return* (For the period ended April 30, 2013)
		Average Annual Return
	One Year	Three Years	Since Inception (September 1, 2009)
Toreador Core Fund – Institutional Class	17.69%	11.12%	13.24%
Russell 1000® Index**	17.17%	12.91%	15.78%
Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 31, 2012, were 1.44% of average net assets (0.96% after fee waivers/expense reimbursements by the Adviser). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2013, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-343-5902.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Russell 1000® Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on June 2, 2006 (commencement of Retail Class operations) and held through April 30, 2013. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on September 1, 2009 (commencement of Institutional Class operations) and held through April 30, 2013. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1	As a percentage of net assets.
2	Primarily consist of companies included in the S&P 500® Index and the Russell 1000® Index.

The investment objective of the Toreador Core Fund (the “Fund”) is long-term capital appreciation.

The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500® Index or the Russell 1000® Index. As of May 31, 2013, the Russell 1000 Index was composed of companies having market capitalizations of between $1.82 billion and $422 billion. As of March 28, 2013 the S&P 500 was composed of companies having market capitalizations of between $1.82 billion and $415.66 billion. In choosing investments, the Fund’s adviser, Toreador Research & Trading LLC (the “Adviser”), typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

Toreador Core Fund – Retail Class	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period* November 1, 2012 – April 30, 2013
Actual	$1,000.00	$1,187.90	$6.52
Hypothetical**	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Toreador Core Fund – Institutional Class	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period* November 1, 2012 – April 30, 2013
Actual	$1,000.00	$1,188.90	$5.16
Hypothetical**	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS

April 30, 2013

Common Stocks – 93.72%	Shares	Fair Value
Consumer Discretionary – 6.87%
AMC Networks, Inc. – Class A (a)	6,917	$435,840
JC Penney Co., Inc. (a)(d)	84,345	1,384,945
Omnicom Group, Inc.	8,606	514,381
O’Reilly Automotive, Inc. (a)	4,146	444,949
Priceline.com, Inc. (a)	619	430,818
Viacom, Inc. – Class B	7,819	500,338

		3,711,271

Consumer Staples – 1.04%
Herbalife Ltd.	2,719	107,972
Philip Morris International, Inc.	4,765	455,486

		563,458

Energy – 7.83%
Alpha Natural Resources, Inc. (a)	199,520	1,480,438
HollyFrontier Corp.	7,407	366,276
Marathon Petroleum Corp.	5,841	457,701
Murphy Oil Corp.	17,248	1,070,928
Phillips 66	6,534	398,247
Tesoro Corp.	8,534	455,716

		4,229,306

Financials – 33.86%
Aflac, Inc.	4,995	271,928
Allstate Corp. / The	11,800	581,268
American Express Co.	7,078	484,206
Bank of America Corp.	688,522	8,475,706
Capital One Financial Corp.	6,731	388,917
CBOE Holdings, Inc.	11,955	448,671
Discover Financial Services	10,553	461,588
Fidelity National Financial, Inc. – Class A	15,810	424,498
JPMorgan Chase & Co.	26,398	1,293,766
MetLife, Inc.	65,675	2,560,668
Morgan Stanley	56,000	1,240,400

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2013

Common Stocks – 93.72% – continued	Shares	Fair Value
Financials – 33.86% – continued
Regions Financial Corp.	50,633	$429,874
SLM Corp.	26,878	555,031
Torchmark Corp.	3,775	234,314
Travelers Cos., Inc./The	5,076	433,541

		18,284,376

Health Care – 10.44%
AbbVie, Inc.	6,474	298,128
Abbott Laboratories	6,474	239,020
Aetna, Inc.	7,904	454,006
AmerisourceBergen Corp.	10,659	576,865
Amgen, Inc.	3,491	363,797
Boston Scientific Corp. (a)	20,192	151,238
Celgene Corp. (a)	3,310	390,812
CIGNA Corp.	6,651	440,097
Eli Lilly & Co.	7,380	408,704
Express Scripts Holding Co. (a)	2,804	166,473
Humana, Inc.	6,710	497,278
Laboratory Corporation of America Holdings (a)	4,462	416,572
Life Technologies Corp. (a)	6,421	473,163
McKesson Corp.	4,382	463,703
Mylan, Inc. (a)	10,221	297,533

		5,637,389

Industrials – 5.76%
Delta Air Lines, Inc. (a)	29,368	503,368
Dun & Bradstreet Corp. / The	2,380	210,511
Spirit AeroSystems Holdings, Inc. – Class A (a)	61,538	1,230,145
Union Pacific Corp.	7,887	1,166,961

		3,110,985

Information Technology – 22.39%
Apple, Inc.	2,932	1,298,143
Cisco Systems, Inc.	61,074	1,277,668

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2013

Common Stocks – 93.72% – continued	Shares	Fair Value
Information Technology – 22.39% – continued
Fiserv, Inc. (a)	3,877	$353,233
Hertz Global Holdings, Inc. (a)	21,739	523,475
Hewlett-Packard Co.	64,451	1,327,691
Intel Corp.	97,305	2,330,455
Itron, Inc. (a)	4,524	179,376
Mastercard, Inc. – Class A	948	524,178
Microsoft Corp.	76,421	2,529,535
Oracle Corp.	34,858	1,142,645
Tech Data Corp. (a)	3,693	172,574
Xerox Corp.	50,378	432,243

		12,091,216

Materials – 4.43%
CF Industries Holdings, Inc.	2,125	396,334
Freeport-McMoRan Copper & Gold, Inc.	27,341	831,987
Goldcorp, Inc.	20,638	610,472
Newmont Mining Corp.	17,077	553,295

		2,392,088

Utilities – 1.10%
AES Corp. / The	15,539	215,371
Public Service Enterprise Group, Inc.	10,372	379,719

		595,090

TOTAL COMMON STOCKS (Cost $42,521,453)		50,615,179

Exchange-Traded Funds – 3.31%
SPDR S&P 500 ETF Trust	11,209	1,789,853

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,786,597)		1,789,853

Money Market Securities – 2.39%
Huntington Money Market Fund – Trust Shares, 0.01% (b)	1,293,074	1,293,074

TOTAL MONEY MARKET SECURITIES (Cost $1,293,074)		1,293,074

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2013

Call Options Purchased – 0.80%	Outstanding Contracts	Fair Value
Intel Corp./ January 2015/ Strike $20.00 (a)(c)	400	$182,000
Microsoft Corp./ January 2015/ Strike $25.00 (a)(c)	300	250,500

TOTAL CALL OPTIONS PURCHASED (Cost $346,474)		432,500

TOTAL INVESTMENTS (Cost $45,947,598) – 100.22%		$54,130,606

TOTAL WRITTEN CALL OPTIONS (Premiums Received $88,990) – (0.09)%		$(51,240)

Liabilities in excess of other assets – (0.13)%		(69,758)

TOTAL NET ASSETS – 100.00%		$54,009,608

(a)	Non-income producing.

(b)	Variable rate security; the rate shown represents the yield at April 30, 2013.

(c)	The option contract has a multiplier of 100 shares.

(d)	All or a portion of security is subject to call.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF WRITTEN OPTIONS

April 30, 2013

Written Call Options – (0.09)%	Outstanding Contracts	Fair Value
JC Penney Co., Inc./ May 2013/ Strike $17.00 (a)(b)	(840)	$(51,240)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $88,990) – (0.09)%		$(51,240)

(a)	The option contract has a multiplier of 100 shares.

(b)	Non-income producing.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013

Assets
Investments in securities, at fair value (cost $45,947,598)	$54,130,606
Receivable for investments sold	311,886
Receivable for Fund shares sold	239,884
Dividends receivable	18,088
Interest receivable	5
Prepaid expenses	25,962

Total assets	54,726,431

Liabilities
Payable for investments purchased	599,853
Payable for Fund shares redeemed	413
Options written, at fair value (premiums received $88,990)	51,240
Payable to Adviser (a)	18,274
Payable to administrator, fund accountant, and transfer agent (a)	11,713
Accrued Service Fees – Retail Class (a)	5,679
Payable to trustees and officers	3,602
Payable to custodian (a)	2,101
Other accrued expenses	23,948

Total liabilities	716,823

Net Assets	$54,009,608

Net Assets consist of:
Paid in capital	$43,699,528
Accumulated net investment income (loss)	27,936
Accumulated undistributed net realized gain (loss) from investment transactions and options	2,061,386
Net unrealized appreciation (depreciation) on investments and options	8,220,758

Net Assets	$54,009,608

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF ASSETS AND LIABILITIES – continued

April 30, 2013

Net Assets: Retail Class	$29,108,927

Shares outstanding (unlimited number of shares authorized)	2,385,416

Net asset value and offering price per share	$12.20

Redemption price per share (NAV * 98%) (b)	$11.96

Net Assets: Institutional Class	$24,900,681

Shares outstanding (unlimited number of shares authorized)	2,039,542

Net asset value and offering price per share	$12.21

Redemption price per share (NAV * 98%) (b)	$11.97

(a)	See Note 5 in the Notes to the Financial Statements.

(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2013

Investment Income
Dividend income (net of foreign withholding taxes of $920)	$779,106
Interest income	64

Total Investment Income	779,170

Expenses
Investment Adviser fee (a)	425,579
Service Fee – Retail Class (a)	66,500
Administration expenses (a)	49,926
Transfer agent expenses (a)	49,159
Registration expenses	40,912
Fund accounting expenses (a)	33,328
Legal expenses	26,943
Printing expenses	20,192
Auditing expenses	15,500
Custodian expenses (a)	10,994
Trustee expenses	10,684
CCO expenses	8,644
Pricing expenses	3,569
Insurance expenses	3,362
Miscellaneous expenses	2,315
Other expense – Overdraft fee	915

Total Expenses	768,522
Less: Fees waived by Adviser (a)	(251,538)
Net operating expenses	516,984

Net Investment Income (Loss)	262,186

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	3,717,312
Options	91,773
Change in unrealized appreciation (depreciation) on:
Investment securities	3,338,429
Options	123,775

Net realized and unrealized gain (loss) on investment securities	7,271,289

Net increase (decrease) in net assets resulting from operations	$7,533,475

(a)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended April 30, 2013	Year ended April 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$262,186	$164,301
Net realized gain (loss) on investment securities and options	3,809,085	478,867 (a)
Net increase from reimbursement by Adviser	—	64,083 (b)
Change in unrealized appreciation (depreciation) on investment securities and options	3,462,204	(1,387,725)

Net increase (decrease) in net assets resulting from operations	7,533,475	(680,474)

Distributions
From net investment income, Retail Class	(133,235)	(78,632)
From net investment income, Institutional Class	(165,913)	(81,113)
From net realized gains, Retail Class	(849,352)	—
From net realized gains, Institutional Class	(691,456)	—

Total distributions	(1,839,956)	(159,745)

Capital Share Transactions, Retail Class
Proceeds from Fund shares sold	5,511,044	12,732,575
Reinvestment of distributions	911,952	74,770
Amount paid for shares redeemed	(11,414,934)	(16,312,638)
Proceeds from redemption fees collected (c)	7,829	8,646

Net increase (decrease) in net assets resulting from Retail Class capital share transactions	(4,984,109)	(3,496,647)

Capital Share Transactions, Institutional Class
Proceeds from Fund shares sold	6,997,741	10,078,298
Reinvestment of distributions	740,233	68,361
Amount paid for shares redeemed	(5,320,626)	(1,128,951)
Proceeds from redemption fees collected (c)	2,340	40

Net increase (decrease) in net assets resulting from Institutional Class capital share transactions	2,419,688	9,017,748

Total Increase (Decrease) in Net Assets	3,129,098	4,680,882

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Year ended April 30, 2013	Year ended April 30, 2012
Net Assets
Beginning of year	$50,880,510	$46,199,628

End of year	$54,009,608	$50,880,510

Accumulated net investment income (loss) included in net assets at end of year	$27,936	$64,898

Capital Share Transactions, Retail Class
Shares sold	509,136	1,236,118
Shares issued in reinvestment of distributions	85,309	7,709
Shares redeemed	(1,092,338)	(1,612,650)

Net increase (decrease) from Retail Class shares outstanding	(497,893)	(368,823)

Capital Share Transactions, Institutional Class
Shares sold	654,819	983,830
Shares issued in reinvestment of distributions	69,245	7,048
Shares redeemed	(500,347)	(110,789)

Net increase (decrease) from Institutional Class shares outstanding	223,717	880,089

(a)	Includes loss of $64,083 due to investment violation. See Note 6 in the Notes to the Financial Statements.

(b)	See Note 6 in the Notes to the Financial Statements.

(c)	The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

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TOREADOR CORE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)	Year ended April 30, 2013
Selected Per Share Data:
Net asset value, beginning of period	$10.82

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	1.76

Total from investment operations	1.82

Less distributions to shareholders:
From net investment income	(0.06)
From net realized gains	(0.38)

Total distributions	(0.44)

Paid in capital from redemption fees (b)	—

Payment by affiliate for investment violation and trading error	—

Net asset value, end of year	$12.20

Total Return (d)	17.37%
Ratios and Supplemental Data:
Net assets, end of period (000)	$29,109
Ratio of expenses to average net assets	1.20%
Ratio of expenses to average net assets before waiver and reimbursement	1.73%
Ratio of net investment income (loss) to average net assets	0.44%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(0.09)%
Portfolio turnover rate	76.94%

(a)	Amounts to less than $0.005 per share.

(b)	Redemption fees resulted in less than $0.005 per share.

(c)	See Note 6 in the Notes to the Financial Statements.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.76%.

(f)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.08%.

(g)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have been 35.11%.

(h)	Effective September 1, 2009, the Adviser agreed to waive fees to maintain Fund expenses at 0.95% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

Year ended April 30, 2012		Year ended April 30, 2011		Year ended April 30, 2010		Year ended April 30, 2009

$11.03		$9.36		$6.93		$10.30

0.03		0.03		0.01		0.02
(0.23)		1.66		2.42		(3.39)

(0.20)		1.69		2.43		(3.37)

(0.02)		(0.02)		(0.02)		—
—		—		—		— (a)

(0.02)		(0.02)		(0.02)		—

—		—		—		—

0.01	(c)	—	(a) (c)	0.02	(c)	—

$10.82		$11.03		$9.36		$6.93

(1.67	)%(e)	18.08	%(f)	35.40	%(g)	-32.68%

$31,207		$35,866		$31,888		$23,552
1.20%		1.20%		1.29	%(h)	1.50%
1.65%		1.86%		1.86%		1.98%
0.27%		0.29%		0.10%		0.41%

(0.18)%		(0.37)%		(0.47)%		(0.07)%
104.50%		85.74%		59.59%		92.88%

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)	Year Ended April 30, 2013
Selected Per Share Data
Net asset value, beginning of period	$10.83

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain (loss) on investments	1.77

Total from investment operations	1.85

Less distributions to shareholders:
From net investment income	(0.09)
From net realized gains	(0.38)

Total distributions	(0.47)

Paid in capital from redemption fees	— (b)

Payment by affiliate for investment violation and trading error	—

Net asset value, end of period	$12.21

Total Return (d)	17.69%

Ratios and Supplemental Data
Net assets, end of period (000)	$24,901
Ratio of expenses to average net assets	0.95%
Ratio of expenses to average net assets before waiver and reimbursement	1.49%
Ratio of net investment income (loss) to average net assets	0.70%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	0.16%
Portfolio turnover rate	76.94%

(a)	For the period September 1, 2009 (commencement of operations) to April 30, 2010.

(b)	Amounts to less than $0.005 per share.

(c)	See Note 6 in the Notes to the Financial Statements.

(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(e)	Not annualized.

(f)	Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.51%.

(g)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.26%.

(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Year Ended April 30, 2012		Year Ended April 30, 2011		For the Period Ended April 30, 2010(a)

$11.04		$9.37		$8.18

0.04		0.04		0.03
(0.21)		1.67		1.19

(0.17)		1.71		1.22

(0.05)		(0.04)		(0.03)
—		—		—

(0.05)		(0.04)		(0.03)

—	(b)	—	(b)	—

0.01	(c)	—	(b)(c)	—

$10.83		$11.04		$9.37

(1.42	)%(f)	18.26	%(g)	14.92	%(e)

$19,673		$10,334		$837
0.95%		0.95%		0.95	%(h)
1.43%		1.57%		1.68	%(h)
0.47%		0.40%		0.49	%(h)
(0.01)%		(0.22)%		(0.24	)%(h)
104.50%		85.74%		59.59%

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2013

NOTE 1. ORGANIZATION

Toreador Core Fund (the “Fund,” formerly known as the Toreador Large Cap Fund) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of a separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment Adviser is Toreador Research & Trading LLC (the “Adviser”). The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Retail Class and Institutional Class. Retail shares were first offered to the public on June 2, 2006; and Institutional shares were first offered to the public on September 1, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2009.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended April 30, 2013, there were no material reclassifications.

The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure. The Fund may buy or sell put and call options, such as options on securities and equity indices, and enter into closing transactions with respect to options to terminate an existing position. As an example, the Fund may buy index options to serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may sell put or call options to enable the Fund to enhance income by reason of the premiums paid by the buyer of such options. The Fund will sell call options only to the extent that it owns the underlying security or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Purchasing Put Options – As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See Note 4 for additional disclosures.

Purchasing Call Options – As the holder of a call option, the Fund has the right to purchase the underlying security or currencies at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. See Note 4 for additional disclosures.

Writing Covered Call Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. In the event the option expires, premiums received are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received in determining realized gains or losses.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stock and exchanged traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual fund. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Call and put options that the Fund invests in and writes are generally traded on an exchange. These options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

sale price is not available, the options will be valued using the last mean price. The options will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2013:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$50,615,179	$—	$—	$50,615,179
Exchange-Traded Funds	1,789,853	—	—	1,789,853
Money Market Securities	1,293,074	—	—	1,293,074
Call Options Purchased	432,500	—	—	432,500
Total	$54,130,606	$—	$—	$54,130,606

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
Liabilities	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Written Call Options	$(51,240)	$—	$—	$(51,240)
Total	$(51,240)	$—	$—	$(51,240)

*	Refer to the Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended April 30, 2013, there were no transfers between levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under change in unrealized appreciation (depreciation) on options contracts, respectively.

At April 30, 2013

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Written Call Options	Written Call Options at fair value	$(51,240)

For the year ended April 30, 2013 :

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Written Call Options	Net realized and unrealized gain (loss) on options contracts	$110,545	$37,750

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Transactions in written options by the Fund during the year ended April 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at April 30, 2012	—	$—
Options written	3,240	260,146
Options exercised	(200)	(20,724)
Options terminated in closing purchase
transactions	(2,200)	(150,432)

Options outstanding at April 30, 2013	840	$88,990

Call options purchased are represented on the Statement of Assets and Liabilities under investments in securities at fair value and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on options.

Please see the chart below for information regarding call options purchased for the Fund.

At April 30, 2013:

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Call Options Purchased	Investment in Securities, at fair value	$432,500

For the year ended April 30, 2013 :

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Call Options Purchased	Net realized and unrealized gain (loss) on options	700	—	$—	$86,025
Equity Risk: Put Options Purchased	Net realized and unrealized gain (loss) on options	2,400	2,400	$(18,772)	$—

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the Amended and Restated Management Agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average net assets. For the year ended April 30, 2013, before the waiver described below, the Adviser earned a fee of $425,579 from the Fund. The Adviser has contractually agreed through August 31, 2013 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Retail Class shares only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses, and any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest do not exceed 0.95% of the Fund’s average daily net assets. For the year ended April 30, 2013, the Adviser waived fees of $251,538. At April 30, 2013, the Adviser was owed $18,274 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2013 are as follows:

Amount	Until April 30,
$213,074	2014
228,389	2015
251,538	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended April 30, 2013, HASI earned fees of $49,926 for administrative services provided to the Fund. At April 30, 2013, the Fund owed HASI $3,993 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the year ended April 30, 2013, the Custodian earned fees of $10,994 for custody services provided to the Fund. At April 30, 2013, the Fund owed the Custodian $2,101 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended April 30, 2013, HASI earned fees of $49,159 from the Fund for transfer agent services. For the year ended April 30, 2013, HASI earned fees of $33,328 from the Fund for fund accounting services. At April 30, 2013, the Fund owed HASI $4,490 for transfer agent services and $3,230 for fund accounting services.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the year ended April 30, 2013. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Effective September 1, 2009, the Fund adopted an Administrative Services Plan (“Plan”) with respect to Retail Class shares, pursuant to which the Fund pays an annual fee (“Service Fee”) of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund, its distributor and/or the Adviser to provide ongoing administrative and shareholder account services to their customers who hold the Fund’s Retail Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as recordholder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class on an on-going basis. For the year ended April 30, 2013, the Retail Class incurred Service fees of $66,500. At April 30, 2013, $5,679 was unpaid.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended April 30, 2013, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	36,079,766
Sales
U.S. Government Obligations	$—
Other	40,407,080

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 6. INVESTMENT TRANSACTIONS – continued

At April 30, 2013, the appreciation (depreciation) of investments excludes written options for tax purposes was as follows:

Amount
Gross Appreciation	$10,676,767
Gross (Depreciation)	(2,533,592)

Net Appreciation (Depreciation) on Investments	$8,143,175

At April 30, 2013, the aggregate cost of securities, excluding written options, for federal income tax purposes, was $45,987,431.

During the fiscal year ended April 30, 2012, the Adviser submitted a trade ticket on which shares of 41 different security issues were purchased in excess of the intended amount. To correct the error, sales of the excess shares were subsequently executed, although at a net lower price than the original purchase price, thus resulting in a loss to the Fund of $64,083. The Adviser has reimbursed the Fund for the total amount of the losses noted above.

During the fiscal year ended April 30, 2011, the Adviser mistakenly purchased shares of Huntington Bancshares, Inc., (“HBAN”), of which Huntington National Bank, Inc. is a subsidiary. Due to the affiliation of Huntington National Bank, Inc. as the parent company of Unified Financial Securities, Inc. (the Fund’s Distributor), the Fund is not permitted to invest in HBAN. Upon notification of this error, the Adviser closed the Fund’s position in HBAN, resulting in a loss of $460, which the Adviser subsequently reimbursed to the Fund.

During the fiscal year ended April 30, 2010, the Adviser incorrectly entered a share amount when executing a purchase of Noble Corp. (“NE”). To correct the error, a subsequent sale of NE was executed, although at a lower price than the original purchase price, resulting in a loss to the Fund of $10,802. Furthermore, the sale was inadvertently duplicated (resulting in a temporary short sale position) and the cost to purchase the shares on the open market was greater than the sale price, which resulted in an additional loss to the Fund of $45,061. The Adviser has reimbursed the Fund for the total amount of the losses noted above.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2013

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2013, Charles Schwab & Co., for the benefit of its customers, owned 74.30% of the Retail Class shares. As a result, Charles Schwab & Co. may be deemed to control the Retail Class. At April 30, 2013, Charles Schwab & Co., for the benefit of its customers, owned 30.32% of the Institutional Class. As a result, Charles Schwab & Co. may be deemed to control the Institutional Class.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

On December 24, 2012, the Retail Class paid an income distribution of $0.0593 per share and a short-term capital gain distribution of $0.0816 per share and a long-term capital gain distribution of $0.2964 per share to shareholders of record on December 21, 2012

On December 24, 2012, the Institutional Class paid an income distribution of $0.0907 per share and a short-term capital gain distribution of $0.0816 per share and a long-term capital gain distribution of $0.2964 per share to shareholders of record on December 21, 2012

The tax characterization of distributions for the fiscal years ended April 30, 2013 and April 30, 2012 are as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$631,769	$159,745
Long-Term Capital Gain	1,208,187	—

	$1,839,956	$159,745

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At April 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$445,003
Undistributed Long-Term Capital Gain	$1,684,152
Unrealized appreciation	8,180,925

$10,310,080

At April 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $39,833

NOTE 10. CAPITAL LOSS CARRYFORWARDS

During the year ended April 30, 2013, for federal income tax purposes, the Fund utilized capital loss totaling $147,630.

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Toreador Core Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options of Toreador Core Fund (the “Fund”, formerly the Toreador Large Cap Fund), a series of Unified Series Trust, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toreador Core Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 25, 2013

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 19 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 19 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 343-5902 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Joseph L. Rezabek, Senior Vice President

John C. Swhear, Senior Vice President & Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

TOREADOR CORE FUND

ANNUAL REPORT

April 30, 2013

Fund Adviser:

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

Toll Free (800) 343-5902

Annual Report

April 30, 2013

Fund Advisor:

Martin Capital Management, LLC

300 NIBCO Parkway, Suite 301

Elkhart, IN 46516

Toll Free (855) 367-6383

The Martin Focused Value Fund the (“Fund”) was launched on May 4, 2012. Since then, the S&P 500, including dividends, has returned 17.39% through April 30, 2013. The Fund’s institutional share class (MFVIX) returned 0.37% while the retail share class (MFVRX) fell 0.03%.

The universe of superior businesses led by trustworthy and able managers is large. With few exceptions, however, the prices we must pay to own those business are, in our judgment, simply too high to meet our objective of longer-term growth in capital. When the stock prices of inferior businesses rise untethered to their own realities and when the lowest quality debt trades at the lowest yields in years, we feel the markets in general are simply not compensating investors for economic, financial, valuation, and tail risks present today. Accordingly, the Fund held about 90% of its assets in cash and short-term U.S. Treasury securities on April 30, 2013. Until the environment is more accommodative to long-term, risk-averse investors, we will wait patiently and remain steadfast in our conviction that now is a time to be more concerned about the return of principal than the return on principal .

Much of the Fund’s underperformance versus the S&P 500 Index during the period was thus the result of the Fund’s large positions in cash and short-term U.S. Treasury securities, which limited its exposure to rallying equity markets. The Fund remained defensive because of its beliefs that: a) the current market environment is fraught with understated risks, b) the recent rally in equities is not sustainable given a fundamental disconnection between stock prices and normalized earnings over time, and c) investors in the Fund will see a better set of long-term opportunities in the future, and will have the liquidity to then take advantage of those opportunities.

Equity holdings that contributed positively to the Fund during the fiscal year include Gentex, Stryker, and Wal-Mart. Although we no longer hold shares of the company today, Gildan also contributed positively to Fund performance. Two other companies we no longer hold, Hewlett-Packard and Old Republic, detracted from our performance. In total, the equities we held produced returns near 14% during the fiscal year, and we continued to hold about 9% of Fund assets in the common equity securities of Gentex, Stryker, and Wal-Mart as of the end of the fiscal year.

The Fund will also occasionally utilize derivative instruments as a way to manage risk or generate returns. In the past fiscal year, we purchased S&P 500 Index options to capitalize on market fluctuations while awaiting opportunities to buy individual companies at attractive prices. We purchased six-month calls in June of 2012, and we bought 16-month puts in August of 2012. The market has largely advanced since the options were purchased and the calls generated profits while the puts have produced losses. On a net basis, however, the returns from these option positions largely offset one another. Given that we had, and continue to have in a modest way, the opportunity to profit from a decline in the market at effectively no cost, we consider it capital well expended.

The market has continued to advance in 2013 and valuations have become even more expensive while economic, financial and tail risks have not subsided significantly in our view. We thus remain focused on managing risk at a time when it seems everyone else is focused on return. As forward-thinking managers, we believe the choices made today in favor of possessing the liquidity to take advantage of future opportunity sets will help Martin Focused Value Fund achieve its objective of long-term capital growth.

1

Investment Results – (Unaudited)

Total Returns*

(For the periods ended April 30, 2013)

Since Inception (May 4, 2012)
Martin Focused Value Fund, Institutional Class	0.37%
S&P 500® Index**	17.39%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending April 30, 2013 and disclosed in the Fund’s prospectus, were 2.13% of net assets for the Investor Class (0.99% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through June 30, 2015.

Total Returns*

(For the periods ended April 30, 2013)

Since Inception (May 4, 2012)
Martin Focused Value Fund, Retail Class	-0.03%
S&P 500® Index**	17.39%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending April 30, 2013 and disclosed in the Fund’s prospectus, were 2.53% of net assets for the Retail Class (1.39% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to cap certain operating expenses of the Fund through June 30, 2015.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-855-367-6383.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

2

Investment Results – (Unaudited)

The chart above assumes an initial investment of $10,000 made on May 4, 2012 (commencement of Fund operations) and held through April 30, 2013. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-367-6383. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

3

Fund Holdings – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Martin Focused Value Fund is long-term growth of capital.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, November 1, 2012 to April 30, 2013.

4

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Martin Focused Value Fund – Institutional Class	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period* November 1, 2012 - April 30, 2013
Actual	$1,000.00	$1,007.80	$4.93
Hypothetical**	$1,000.00	$1,019.88	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

Martin Focused Value Fund – Retail Class	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period* November 1, 2012 - April 30, 2013
Actual	$1,000.00	$1,005.80	$6.93
Hypothetical**	$1,000.00	$1,017.88	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

5

Martin Focused Value Fund

Schedule of Investments

April 30, 2013

	Shares	Fair Value
Common Stocks - 9.26%
Consumer Discretionary - 2.50%
Wal-Mart Stores, Inc.	3,965	$308,160

Healthcare - 1.24%
Stryker Corp.	2,325	152,473

Industrials - 5.52%
Gentex Corp.	30,175	678,938

TOTAL COMMON STOCKS (Cost $881,429)		1,139,571

	Principal Amount
U.S. Government Securities - 75.18%
U.S. Treasury Bill 0.000%, 09/19/2013 *	$700,000	699,808
U.S. Treasury Note, 0.750%, 12/15/2013	6,000,000	6,024,612
U.S. Treasury Note, 1.250%, 03/15/2014	2,500,000	2,524,707

TOTAL U.S. GOVERNMENT SECURITIES (Cost $9,246,783)		9,249,127

	Shares
Money Market Securities - 15.06%
Fidelity Institutional Government Portfolio - Class I, 0.01% (a)	1,852,417	1,852,417

TOTAL MONEY MARKET SECURITIES (Cost $1,852,417)		1,852,417

	Outstanding Contracts
Put Options Purchased - 0.14%
Standard & Poor’s 500 Index, Put @ $1000, Expiring December 2013 (b) *	62	17,050

TOTAL PUT OPTIONS PURCHASED (Cost $244,979)		17,050

TOTAL INVESTMENTS (Cost $12,225,608) - 99.64%		$12,258,165

Other assets less liabilities - 0.36%		43,736

TOTAL NET ASSETS - 100.00%		$12,301,901

(a)	Variable rate security; the money market rate shown represents the rate at April 30, 2013.
(b)	Each put contract has a multiplier of 100 shares.
*	Non-Income producing security.

See accompanying notes which are an integral part of these financial statements.

6

Martin Focused Value Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments in securities, at value (cost $12,225,608)	$12,258,165
Cash	1,487
Receivable from Adviser (a)	16,547
Interest receivable	20,943
Prepaid expenses	38,029
Deferred offering costs	2,849

Total assets	12,338,020

Liabilities
Payable to administrator, fund accountant, and transfer agent (a)	11,474
Accrued 12b-1 fees, Retail Class (a)	61
Accrued Service fees, Retail Class (a)	37
Payable to trustees and officers	3,451
Payable to custodian (a)	1,898
Other accrued expenses	19,198

Total liabilities	36,119

Net Assets	$12,301,901

Net Assets consist of:
Paid in capital	$12,284,323
Accumulated undistributed net investment income (loss)	(26,998)
Accumulated net realized gain (loss) on:
Investment securities	(193,802)
Options contracts purchased	205,821
Net unrealized appreciation (depreciation) on:
Investment securities	260,486
Options contracts purchased	(227,929)

Net Assets	$12,301,901

Net Assets: Institutional Class	$11,996,728

Shares outstanding (unlimited number of shares authorized)	1,199,939

Net asset value and offering price per share	$10.00

Redemption price per share ($10.00 * 98%) (b)	$9.80

Net Assets: Retail Class	$305,173

Shares outstanding (unlimited number of shares authorized)	30,648

Net asset value and offering price per share	$9.96

Redemption price per share ($9.96 * 98%) (b)	$9.76

(a)	See Note 5 in the Notes to the Financial Statements.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

7

Martin Focused Value Fund

Statement of Operations

For the period ended April 30, 2013 (a)

Investment Income
Dividend income (net of foreign withholding tax of $61)	$24,006
Interest income	10,997

Total Investment Income	35,003

Expenses
Investment adviser fee (b)	108,835
12b-1 fees, Retail Class (b)	453
Service fees, Retail Class (b)	272
Transfer agent expenses (b)	55,401
Administration expenses (b)	47,117
Offering expenses	43,736
Fund accounting expenses (b)	34,718
Legal expenses	19,000
Audit expenses	16,000
Miscellaneous expenses	12,205
Custodian expenses (b)	11,094
Trustee expenses	10,188
CCO expenses	8,688
Report printing expenses	5,272
Registration expenses	2,000
Organizational expenses	1,801
Insurance expenses	1,158
Pricing expenses	1,001

Total Expenses	378,939
Less: Fees waived and expenses reimbursed by Adviser (b)	(257,424)

Net operating expenses	121,515

Net Investment Income (loss)	(86,512)

Realized & Unrealized Gain (Loss) on Investments and Options Contracts Purchased
Net realized gain (loss) on:
Investment securities	(138,192)
Options contracts purchased	205,821
Change in unrealized appreciation (depreciation) on:
Investment securities	260,486
Options contracts purchased	(227,929)

Net realized and unrealized gain (loss) on investment securities and options contracts purchased	100,186

Net increase (decrease) in net assets resulting from operations	$13,674

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.
(b)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

8

Martin Focused Value Fund

Statements of Changes In Net Assets

For the Period Ended April 30, 2013 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(86,512)
Net realized gain (loss) on:
Investment securities	(138,192)
Options contracts purchased	205,821
Change in unrealized appreciation (depreciation) on:
Investment securities	260,486
Options contracts purchased	(227,929)

Net increase (decrease) in net assets resulting from operations	13,674

Distributions
From net realized gains - Institutional Class	(54,827)
From net realized gains - Retail Class	(881)

Total distributions	(55,708)

Capital Share Transactions - Institutional Class
Proceeds from shares sold	15,510,256
Reinvestment of distributions	54,808
Proceeds from redemption fees collected (b)	2,061
Amount paid for shares redeemed	(3,529,291)

Net increase (decrease) in net assets resulting from Institutional Class share transactions	12,037,834

Capital Share Transactions - Retail Class
Proceeds from shares sold	409,633
Reinvestment of distributions	881
Proceeds from redemption fees collected (b)	—
Amount paid for shares redeemed	(104,413)

Net increase (decrease) in net assets resulting from Retail Class share transactions	306,101

Net increase (decrease) in net assets resulting from capital share transactions	12,343,935

Total increase (decrease) in Net Assets	12,301,901

Net Assets
Beginning of period	—

End of period	$12,301,901

Undistributed net investment income (loss) included in net assets at end of period	$(26,998)

Capital Share Transactions - Institutional Class
Shares sold	1,550,061
Shares issued in reinvestment of distributions	5,525
Shares redeemed	(355,647)

Net increase (decrease) from capital share transactions	1,199,939

Capital Share Transactions - Retail Class
Shares sold	41,129
Shares issued in reinvestment of distributions	89
Shares redeemed	(10,570)

Net increase (decrease) from capital share transactions	30,648

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.
(b)	The Funds charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

9

Martin Focused Value Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended April 30, 2013 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.07)
Net realized and unrealized gain (loss) on investments	0.11

Total from investment operations	0.04

Less distributions to shareholders:
From net realized gains	(0.04)

Total distributions	(0.04)

Paid in capital from redemption fees	—	(b)

Net asset value, end of period	$10.00

Total Return (c)	0.37	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$11,997
Ratio of net expenses to average net assets	1.00	% (e) (f)
Ratio of expenses to average net assets before waiver and reimbursement	3.13	% (e)
Ratio of net investment income (loss) to average net assets	(0.71	)% (e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(2.84	)% (e)
Portfolio turnover rate	108.05	% (d)

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective November 30, 2012, the Adviser agreed to waive certain fees to maintain Fund expenses at 0.99%. Prior to that date, the expense cap was 1.00%.

See accompanying notes which are an integral part of these financial statements.

10

Martin Focused Value Fund – Retail Class

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended April 30, 2013 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.11	) (b)
Net realized and unrealized gain (loss) on investments	0.11

Total from investment operations	0.00

Less distributions to shareholders:
From net realized gains	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$9.96

Total Return (c)	(0.03	)% (d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$305
Ratio of net expenses to average net assets	1.40	% (e) (f)
Ratio of expenses to average net assets before waiver and reimbursement	3.43	% (e)
Ratio of net investment income (loss) to average net assets	(1.10	)% (e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(3.13	)% (e)
Portfolio turnover rate	108.05	% (d)

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.
(b)	Calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective November 30, 2012, the Adviser agreed to waive certain fees to maintain Fund expenses at 0.99% excluding service and 12b-1 fees. Prior to that date, the expense cap was 1.00%.

See accompanying notes which are an integral part of these financial statements.

11

Martin Focused Value Fund

Notes to the Financial Statements

April 30, 2013

NOTE 1. ORGANIZATION

Martin Focused Value Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 7, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Martin Capital Management, LLC (the “Adviser”). The Fund seeks to provide long-term growth of capital.

The Fund currently offers two classes of shares, Institutional Class and Retail Class. Both shares were first offered to the public on May 4, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

12

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Purchasing Options – The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts). All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Writing Options – The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The investment objective of the Fund as it relates to derivative investments is an effort to manage risk or generate returns.

13

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended April 30, 2013, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)
Martin Focused Value Fund	$(59,612)	$59,514	$98

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as U.S. Government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Call and put options that the Fund invests in are generally traded on an exchange. The options in which the Fund invest are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the mean price. The options will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market

15

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2013:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$1,139,571	$—	$—	$1,139,571
U.S. Government Securities	—	9,249,127	—	9,249,127
Money Market Securities	1,852,417	—	—	1,852,417
Put Options Purchased	17,050	—	—	17,050

Total	$3,009,038	$9,249,127	$—	$12,258,165

*	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the period ended April 30, 2013, the Fund had no transfers between Levels. The Trust recognizes significant transfers between fair value hierarchy levels at the end of the reporting period.

16

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS

Put options purchased are represented on the Statement of Assets and Liabilities under investments in securities at value and on the Statement of Operations under net realized gain (loss) on options contracts purchased and change in unrealized appreciation (depreciation) on option contracts purchased, respectively.

Please see the chart below for information regarding call and put options purchased for the Fund.

April 30, 2013:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Put Options Purchased	Investment in Securities, at fair value	$17,050

For the period ended April 30, 2013:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on options contracts purchased	62	—	$—	$(227,929)
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on investments and option contracts purchased	164	164	$205,821	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any Administrative servicing fees (Retail Class shares only), 12b-1 fees (Retail Class shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses at 0.99% of its average daily net assets of the Fund through June 30, 2015. Prior to November 30, 2012, the Fund was capped at 1.00%. For the period from May 4, 2012 (commencement of operations) to April 30, 2013, the Adviser earned fees of $108,835 from the Fund. At April 30, 2013, the Adviser owed $16,547 to the Fund.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment. As of April 30, 2013, $257,424 may be subject to potential repayment by the Fund to the Adviser through April 30, 2016.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from May 4, 2012 (commencement of operations) to April 30, 2013, HASI earned fees of $47,117 for administrative services provided to the Fund. At April 30, 2013, the Fund owed HASI $3,958 for administrative services.

17

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period from May 4, 2012 (commencement of operations) to April 30, 2013, the Custodian earned fees of $11,094 for custody services provided to the Fund. At April 30, 2013, the Fund owed the Custodian $1,898 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund transfer agent services. For the period from May 4, 2012 (commencement of operations) to April 30, 2013, HASI earned fees of $55,401 from the Fund for transfer agent services. At April 30, 2013, the Fund owed HASI $4,599 for transfer agent services.

For the period from May 4, 2012 (commencement of operations) to April 30, 2013, HASI earned fees of $34,718 from the Fund for fund accounting services provided to the Fund. At April 30, 2013, HASI was owed $2,917 from the Fund for fund accounting services.

Unified Financial Securities, Inc. acts as the principal distributor of the Fund. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan (the “Plan”) for its Retail Class shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Retail Class shares to the Fund’s Adviser or any broker-dealer, investment adviser, bank or other financial institution to help defray the cost of distributing Retail Class shares or servicing Retail Class shareholders, including sales and marketing expenses. Because these fees are an ongoing expense, over time they reduce the net investment results of Retail Class shares and may cost you more than paying other types of sales charges. For the period ended April 30, 2013, the Retail Class incurred 12b-1 fees of $453. At April 30, 2013, $61 was owed to the Adviser.

The Fund has adopted a Retail Class Administrative Services Plan, under which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Retail Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the Retail Class’ assets on an on-going basis. For the period ended April 30, 2013, the Retail Class incurred Service fees of $272. At April 30, 2013, $37 was owed to the Adviser.

18

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended April 30, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$—
Other	2,337,522
Sales
U.S. Government Obligations	$—
Other	1,072,787

At April 30, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$260,486
Gross (Depreciation)	—

Net Appreciation (Depreciation) on Investments	$260,486

At April 30, 2013, the aggregate cost of securities for federal income tax purposes was $11,997,679.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a) (9) of the Investment Company Act of 1940. At April 30, 2013, Charles Schwab & Co., Inc. owned 52.57% of the Retail Class shares. As a result, Charles Schwab & Co., Inc. may be deemed to control Retail Class shares of the Fund.

19

Martin Focused Value Fund

Notes to the Financial Statements – continued

April 30, 2013

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

On December 26, 2012, a long-term capital gains distribution of $0.037 per share was declared and paid to shareholders of record on December 24, 2012 for both the Institutional Class and Retail Class, respectively.

The tax character of distributions paid during the period ended April 30, 2013 as follows:

2013
Long-term Capital Gain	55,708

Total distributions paid	$55,708

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital loss and other losses	$(242,908)
Unrealized net appreciation	260,486

$17,578

At April 30, 2013, the differences between book basis and tax-basis unrealized net appreciation is attributable to Section 1256 contracts. Under current tax law, net investment losses realized after December 31 and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

	Post-December Ordinary Losses	Post-October Capital Losses
Martin Focused Value Fund	$26,998	$215,910

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Martin Focused Value Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Martin Focused Value Fund (the “Fund”), a series of Unified Series Trust, as of April 30, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 4, 2012 (commencement of operations) through April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Martin Focused Value Fund as of April 30, 2013, the results of its operations, the changes in its net assets, and its financial highlights for the period May 4, 2012 (commencement of operations) through April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 25, 2013

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age - 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age - 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 19 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Joseph L. Rezabek (Age - 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

John C. Swhear (Age - 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age - 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age - 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 19 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 367-6383 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (855) 367-6383 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

Joseph Rezabek, Senior Vice President

John C. Swhear, Senior Vice President and Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Martin Capital Management, LLC

300 NIBCO Parkway, Suite 301

Elkhart, IN 46516

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The Toreador Fund:	FY 2013	$13,000
	FY 2012	$13,500

The Martin Fund:	FY 2013	$13,500
	FY 2012	N\A

(b) Tax Fees

Registrant
The Toreador Fund:	FY 2013	$2,500
	FY 2012	$2,500

The Martin Fund:	FY 2013	$2,500
	FY 2012	N\A

Nature of the fees: Preparation of the 1120 RIC and Excise review

(c) All Other Fees

Registrant
The Toreador Fund:	FY 2013	$0
	FY 2012	$0

The Martin Fund:	FY 2013	$0
	FY 2012	N\A

(d)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages	of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$0	$0
FY 2012	$0	$0

(g) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of June 28, 2013 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 06/28/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 06/28/2013

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 06/28/2013